PREFERRED SHARES	12 Months Ended
Dec. 31, 2025
PREFERRED SHARES
PREFERRED SHARES

NOTE 15 — PREFERRED SHARES

On September 30, 2024, the Company entered into (i) a Subscription Agreement with GFC, pursuant to which the Company issued to GFC at the Closing 290,000 Series A convertible preferred shares, par value $0.0001 per share, of Baird Medical (the “Series A Preferred Shares”), for a purchase price of $2.9 million (the “GFC Subscription Amount”) and (ii) a Subscription Agreement with Wu Wenyuan, pursuant to which Wu Wenyuan agreed to pay a purchase price of $2 million (the “Wu Subscription Amount”) within six months of Closing, in exchange for which Baird Medical will issue to Wu Wenyuan 200,000 Series A Preferred Shares. Pursuant to the respective subscription agreements, at any time on or before the two-year anniversary of the issuance of the Series A Preferred Shares, GFC and Wu Wenyuan may convert all or a portion of their respective Series A Preferred Shares into a number of Ordinary Shares per Series A Preferred Share at a conversion ratio equal to the sum of the original issue price of such Series A Preferred Share and all accrued but unpaid dividends thereon, divided by a conversion price of $10.00. Baird Medical may, at any time and at its sole option, choose to repurchase for cash all or a portion of the Series A Preferred Shares, at a price per Series A Preferred Share equal to the sum of 110% of the subscription price of such Series A Preferred Share and all accrued but unpaid dividends thereon. The GFC Subscription Amount was paid concurrently with the Closing. The transaction with Wu Wenyuan has not consummated as of the date of this annual report, and the transacting parties have not worked out an updated timeline for this proposed investment.

The Company has classified the Series A Preferred Shares in the equity of the consolidated balance sheets. The accounting for the 290,000 Series A Preferred Shares issued to GFC were first evaluated under ASC 480. The Company determined that the 290,000 Series A Preferred Shares represent a freestanding equity-linked financial instrument to be evaluated under ASC 480. Based upon the analysis, the Company concluded that the Series A Preferred Shares should not be classified as a liability under ASC 480.

The Company next considered the conditions in ASC 815-40-25-10. The instrument does not include an explicit contractual limit on the number of shares to be issued upon settlement. However, the Company assessed that, based on the conversion terms and the structure of the instrument, the number of shares to be delivered is effectively fixed or determinable. Furthermore, the Company has sufficient authorized and unissued shares available to settle the contract, taking into account all other commitments that may require the issuance of stock during the maximum period the instrument could remain outstanding. The Company also noted that, as a practical matter, it is unlikely that the share price would decline to an extent that would require an unlimited number of shares to be issued. Therefore, Series A Preferred Shares should be classified as permanent equity.